Third Quarter Earnings Review | May 7, 2026 Exhibit 99.2

Disclaimer Information contained in this presentation has been obtained from published and non-published sources. Such information has not been independently verified by Hyperliquid Strategies Inc (“HSI,” the “Company,” “we” or “us”), and the Company does not assume responsibility for the accuracy of such information. Without limiting the generality of the foregoing, information in this presentation regarding Hyperliquid and its operations is based on information that has been publicly disseminated by Hyperliquid, and has not been independently verified by HSI. In addition, this presentation provides references to certain third-party websites. These sites and their providers are not controlled by us, and we are not responsible for the contents or the proper operation of any linked sites. The inclusion of any reference does not imply our endorsement or our adoption of the statements therein. Except where otherwise indicated, the information in this presentation is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof. This document is neither an offer to sell nor a solicitation to purchase any of the Company’s securities. The information and metrics included in this presentation , including, but not limited to, data on the Company’s common stock, current HYPE token holdings, HYPE token price, Adjusted Net Asset Value and other reported figures—are provided solely for informational and illustrative purposes. They do not constitute investment, financial, tax, legal, or other professional advice, nor do they represent a recommendation, solicitation, or offer to buy, sell, or hold any securities, including PURR shares or HYPE tokens. Readers should not rely on the information herein when making investment or financial decisions. All investments, particularly in volatile digital assets like HYPE, involve significant risk of loss, including the potential for total loss of principal. There is no assurance of positive returns, preservation of capital, or achievement of any particular outcome over any time period. Historical performance of HYPE tokens, the Company’s stock (PURR), or any related metrics is not indicative of future results. Market trends, token prices, and asset values can fluctuate dramatically due to factors such as volatility, regulatory changes, macroeconomic conditions, technological developments, or shifts in market sentiment. Future performance may differ materially from past results or any implied expectations. Certain metrics, such as Adjusted Net Asset Value, are non-GAAP key performance indicators (KPIs) used internally to support the Company’s Treasury Strategy; they have inherent limitations (e.g., they do not fully account for existing or future liabilities) and should not be viewed as measures of financial performance, valuation, liquidity, or investment suitability. Investors should rely exclusively on the Company’s audited financial statements and comprehensive disclosures in its SEC filings. Investing in the Company or exposure to HYPE tokens carries substantial risks, including extreme price volatility, regulatory uncertainty, liquidity constraints, counterparty risks, and other factors detailed in the Company’s public filings with the U.S. Securities and Exchange Commission (SEC). Viewers are strongly encouraged to carefully review all risk factors, forward-looking statements, and other disclosures in those SEC filings (available at www.sec.gov) before making any investment decisions.

Disclaimer - Continued Non-GAAP Information To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures and non-GAAP ratios to provide supplemental information to investors and other interested person. Management uses these non-GAAP measures and ratios as key metrics in the evaluation of the Company’s performance and the consolidated financial results. The Company believes these non-GAAP measures and ratios are useful to investors in their assessment of the Company’s operating performance. However, these measures and ratios are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non-GAAP financial measures and ratios that are calculated differently from the way we calculate such measures and ratios. Accordingly, the Company’s non-GAAP financial measures and ratios may not be comparable to such similarly titled non-GAAP financial measures and ratios used by other companies. The Company cautions investors not to place undue reliance on such non-GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The most directly comparable GAAP financial measures, together with a reconciliation to the non-GAAP measures, if applicable, are included with any non-GAAP financial measures or ratios used in this document.

Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company and its business that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding the Company’s strategy, the Company’s ability to repurchase shares of common stock in the open market through its stock repurchase program, potential use of the Company’s equity line, the price and volatility of HYPE tokens, the macro and political conditions surrounding HYPE tokens and cryptocurrency generally, use of the Company’s cash and cash equivalents, objectives of management for future operations of HSI, the upside potential and opportunity for investors, HSI’s plans for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, the Company’s future financial condition and performance, and other expectations, intentions, strategies, assumptions or beliefs of the Company about future events, results of operations or performance or that do not solely relate to historical or current facts, as well as all other statements other than statements of historical fact included in this presentation. Factors that might cause or contribute to such a discrepancy include, but are not limited to, changes in business, market, financial, political and regulatory conditions; risks relating to HSI’s operations and business, including the highly volatile nature of the price of HYPE tokens; the risk that HSI’s stock price will be highly correlated to the price of HYPE tokens and the price of HYPE tokens may decrease; risks related to increased competition in the industries in which HSI operates; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding HYPE tokens; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that HSI experiences difficulties managing its growth and expanding operations; challenges in implementing HSI’s business plan including HYPE token-related financial and advisory services, due to operational challenges, significant competition and regulation; and those factors discussed in the final prospectus/proxy statement (File No. 333-290034) filed by HSI with the Securities and Exchange Commission (the “SEC”) on October 27, 2025, and in subsequent filings and reports made by HSI with the SEC from time to time. The Company urges you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this presentation. All written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date on which they are made. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Hyperliquid: the Blockchain to House All Finance Hyperliquid Strategies: the Largest Public Vehicle Accumulating HYPE Hyperliquid Strategies: Introduction The largest publicly traded digital asset treasury (DAT) vehicle (Nasdaq: PURR) focused on accumulating HYPE — the native utility token of the Hyperliquid blockchain. Regulated Access: capital-efficient access to HYPE for investors who cannot hold or prefer not to hold the HYPE token directly. Strong Balance Sheet: 20M HYPE tokens* and $103M in cash*, no debt. Disciplined Treasury Strategy: deploying capital to increase per-share exposure to HYPE in most efficient way possible. Increasing Focus and Ecosystem Participation: validator launch, legacy asset disposition, exploring additional ecosystem initiatives. Global Financial System Moving On-Chain: adoption accelerating towards superior infrastructure, generating major user benefits. Hyperliquid Dominates Perps Trading: highly performant blockchain, generating >$900M annual fees, processing billions of volume. Opening Up Large Growth Markets: real-world asset trading, introduction of outcome markets (prediction, option, insurance). HYPE Token Outperforming: resilient operating performance and strong growth outlook driving sustained value accrual to HYPE token. * As of April 29, 2026.

Past the Inflection Point: Global Finance Is Moving On-Chain The (institutional) adoption of the blockchain in global finance is accelerating Trading digital assets Stablecoins Prediction markets Tokenization of real world assets Real World Use Cases Genius Act passed Clarity Act anticipated Various SEC and CFTC announcements Regulatory Tailwinds Growing Institutional Interest Announcements from a growing number of major financial institutions

Hyperliquid Dominates On-Chain Trading and Fee Generation Hyperliquid consistently ranks as one of the highest daily fee generators across all protocols Source: DeFiLlama, https://app.coinmarketman.com/. First on-chain perps DEX to compete efficiently with centralized exchanges, combining a fully-transparent order book, high speed execution (>200K TPS), and low fees with a strong, community-focused user experience Hyperliquid Quarterly Protocol Fees ($M) Rapid Scaling & Adoption #1 Perps DEX Volume >$4T All-time Perps Volume #1 Perps DEX Open Interest >260K Open Positions >$900M 2025 Fees

Hugely Successful Launch of HIP-3: Trade Any Asset On-Chain Launch any real-world asset, tradeable on-chain, 24/7 Hyperliquid Top Perps Trading Pairs 140+ non-crypto perps launched to date 24/7 self-custodied, globally accessible, and low-cost trading Any RWA can be turned into a permissionless perp market As of April 29, 2026 Source: Hyperliquid

Hyperliquid Has Quickly Become a Platform For Real-World Price Discovery Driving huge trading volumes for Silver during Jan/Feb period of high volatility and Oil during Iran conflict. Silver Perps Trading on Hyperliquid Oil Perps Trading on Hyperliquid Note: Silver Perps Trading represents trading volume for all Silver perps pairs on HIP-3; Oil Perps Trading represents trading volume for BRENTOIL and CL perps pairs on HIP-3. Source: Hyperliquid Friday Silver spike Friday Start of Iran Conflict ($ in M) ($ in M)

HIP-4: Turning Uncertainty into a Tradeable Asset on Hyperliquid Allowing users to express views on outcomes (bounded, dated, non-linear risk), traded together with linear risk (spot, perps) on one execution engine; applicable to wide range of uncertain outcomes. Source: estimate for 2026 based on Artemis data. Rapidly Growing Market HIP-4 Approach Outcome market global volume $16B 2024 Elections providing proof of concept $63.5B 4x ↑ 2025 Sports markets driving scale $200B+ 3–4x ↑ 2026E Distribution + regulatory clarity 1 Initial focus on established markets Launched on a permissioned basis, connecting with Hyperliquid’s already existing deep, liquid spot and perps markets (for instance, BTC, HYPE). 2 On-chain, capital efficient, low cost and fast Fully transparent, on-chain execution; cross-margined with spot and perps under a single unified risk engine; low fee upon settlement only; bounded resolution within minutes — a set-up unmatched by any standalone outcome venues. 3 Permissionless expansion Wider range of outcome markets expected to be deployed permissionlessly, scaling with demand.

Mainstream Press Recognizing Hyperliquid As Credible 24/7 Trading Venue

~43.6M HYPE tokens have been bought back and permanently burnt to date Hyperliquid is the leading protocol for buy-backs by far Deflationary Buy-Backs Market Statistics Operating Performance and Growth Outlook Driving Value Accrual HYPE Token 99% of fees attributable to Hyperliquid are used to buy back HYPE Protocol Buy-Backs ($M) (January 1 – October 15, 2025) ~$19B Outstanding Token Value 1.0B Initial Token Supply #10 Rank By Market Cap ~477M Outstanding Token Supply ~236M Circulating Token Supply Source: Blockworks, CoinGecko, Galaxy Research. Outstanding Token Value based on HYPE token price as of April 29, 2026. Market Cap based on estimated outstanding supply of HYPE tokens. See Appendix for definitions of outstanding tokens and circulating tokens. Rank by Market Cap based on circulating token supply, excluding stablecoins and wrapped / staked tokens.

HYPE Token Outperforming and Decoupling from Digital Assets Beta HYPE token performance less linked to general crypto sentiment; outperformance among major digital asset tokens Digital Assets BTC Correlation (Q1 2026) Digital Assets Price Performance (Q1 2026) Note: Correlation based on 30-day trailing correlation. Source: Tradingview.com token price data. Silver spike Start of Iran Conflict Silver spike Start of Iran Conflict

Proven Growth Engines Distribution Non-Crypto Perps Outcome Markets Growth Outlook: Four Major Growth Engines Adding outcome markets and portfolio margin will set Hyperliquid up as a unique venue where users can trade any asset and use (margin) capital efficiently across any product (spot, perps, option, prediction). Expanding distribution through external platforms, which earn fees at minimal cost by leveraging Hyperliquid as their execution back-end, delivering a unique and simple plug-and-play experience. External builders create and operate new perp markets for any asset using the Hyperliquid infrastructure, bringing a wide range of new real-world assets on chain with immediate and significant liquidity. Native protocol that allows users to supply assets for yield, borrow against holdings and share collateral across positions, maximizing capital efficiency and unifying liquidity. Portfolio Margin Native protocol that introduces outcome-based markets for events, bringing prediction markets, options and insurance on-chain in a collateralized, non-leveraged way without liquidation risk. Emerging Growth Engines “Builder Codes” “BLP” “HIP-3” “HIP-4”

Hyperliquid Strategies Third Quarter Update

Hyperliquid Strategies: Disciplined Treasury Execution $226.5M Capital Deployment (Since Inception) Share buy-backs. $10.5M since public listing. Mostly during December 2025. 3.1M PURR shares (avg cost of $3.42). Token accumulation. $216.0M since public listing. 7.3M HYPE tokens (avg price of $29.53). Total balance of 20.0M HYPE tokens. ~$103M in Remaining Cash ELOC facility in place for additional share issuances. Raised $38.4M in net proceeds since public listing. 6.2M PURR shares (avg gross issue price of $6.31). All data on this page as of April 29, 2026 Treasury Deployment (Since Inception) $226.5M deployed since public listing (December 2025) raising HYPE token balance to 20.0M HYPE tokens.

Hyperliquid Strategies: Validator Launch with Unit Labs Partnership with Unit Labs, the parent company of Unit and TradeXYZ. Unit: leading provider of spot asset infrastructure on Hyperliquid TradeXYZ: the leading deployer of perpetual derivatives for real-world assets. New recurring revenue stream Validator commission income will diversify P&L beyond token price-driven NAV growth. Improves staking economics on treasury HYPE Lowering cost on staking rewards, compounding return on token holdings and NAV per share. Deepens ecosystem alignment Becoming an active participant in the Hyperliquid network infrastructure. Expected to be launched on or around May 11, 2026 Partnering with Unit Labs, the leading Hyperliquid deployer, improving yield on our HYPE treasury and deepening ecosystem alignment

Hyperliquid Strategies: Disposition of Sonnet Legacy Assets Capital-efficient disposition transaction with preserved upside Initial contribution of majority of legacy assets + $2.3M investment into Guidant BioTherapeutics (NewCo) in exchange for 40% equity stake. Subsequent additional investment of $1M. Focus on HYPE treasury strategy going forward Once wound down, removes non-core biotech operations and associated costs and liabilities. Guidant team will manage both new initiatives in stand alone entity and legacy wind-down obligations. Guidant anticipating additional capital raising in the near future. Completing transition to a pure-play digital asset treasury company while preserving modest legacy upside

Hyperliquid Strategies: PURR Outperforming In line with the HYPE token price outperformance, PURR has materially outperformed its peers over the last quarter PURR – HYPE Correlation (Q1 2026) PURR Price Performance (Q1 2026) Note: Correlation based on 30 day trailing correlation. BTC DATs (MSTR, MTPLF, XXI, CEPO, NAKA, ASST, ABTC), ETH DATs (SBET, BMNR, BTBT, ETHM, BTCS, FGNX), SOL DATs (UPXI, DFDV, STSS, FWDI, HSDT). Source: Yahoo Finance share price data, Tradingview.com token price data.

Hyperliquid Strategies Financial Performance Third Quarter Update

Third Quarter Financial Performance: Income Statement Staking revenue: staking rewards on (100% of) HYPE tokens staked. Unrealized Loss: loss on HYPE tokens for the quarter ended December 31, 2025. Loss on HYPE Contributed: loss related to the decline in HYPE tokens value from initial commitment (July 2025) up to transaction completion (December 2, 2025). IPR&D Write Off: 100% write-off of “excess purchase price” created in asset acquisition of legacy business. Deferred Tax Expense: net increase in Deferred Tax Liability for the period. (a) This item is a non-GAAP measure. Please refer to “Non-GAAP Information” on slide 3 for further information.

Third Quarter Financial Performance: Balance Sheet Cash and Cash Equivalents: balance post deployment of treasury strategy for the period, primarily invested in treasury bills and money market funds. HYPE Tokens: 18.8M tokens held at $36.60 per HYPE token (as of March 31, 2026). Zero debt. Deferred Tax Liability: based on $36.60 per HYPE token.

Q&A

Appendix Additional Financial Information

Third Quarter Financial Performance: HYPE Tokens Held

Third Quarter Financial Performance: Fully Diluted Shares

Third Quarter Financial Performance: Warrant Summary

Appendix Additional Information on Hyperliquid Strategies

Treasury Strategy to Create Shareholder Value Provide Access Difficult for retail and sophisticated investors to buy HYPE tokens (restrictions & availability) HSI, as a publicly traded, regulated entity, intends to accumulate HYPE tokens Capital Efficient Access to deep pools of capital, sophisticated financial instruments HSI aims to provide compounding returns individual investors may not be able replicate Yield Generation Not just a ‘buy and hold’ HYPE token strategy HSI will stake substantial portions of its HYPE tokens to provide stable yield (exploring validator options) Market Leader Currently the largest public DAT vehicle for the accumulation of HYPE tokens HSI received initial capital from investors consisting of 12.5M HYPE tokens and $300M in cash Deep Engagement Fostered through substantial HYPE token holdings, an active governance role, and DeFi initiatives HSI is closely aligned with Hyperliquid’s long-term growth and development Hyperliquid Strategies: Premier Digital Asset Treasury Platform HSI is currently the largest HYPE DAT, providing capital efficient and productive access to the HYPE token

Hyperliquid Strategies: Experienced Team and Strategic Partners Distinguished Leadership Eric Rosengren Board Member Former President of the Boston Fed David Schamis is the Founding Partner and CIO of Atlas Merchant Capital Larry Leibowitz Board Member Former Member of Management Committee Tom King Board Member Former Member of Executive Committee Bob Diamond is the Founding Partner and CEO of Atlas Merchant Capital, previously serving as the CEO of Barclays David Schamis Chief Executive Officer Board Member Bob Diamond Chairman Strategic Partners Distinguished Leadership

Hyperliquid Strategies: Treasury Strategy Framework Subject to various factors including: Working capital balance and requirements. General market conditions. Liquidity, volatility and trading volumes. Specific factors (announcements, black-out periods, and other factors). General Condition Treasury Action Buy PURR Buy HYPE Sell PURR Sell HYPE mNAV < Target Ratio Fundamental Value > Current Price mNAV > Target Ratio Fundamental Value < Current Price Note: mNAV is defined as market capitalization as a multiple of net asset value (stockholders’ equity).

Appendix Additional Information on Hyperliquid

Hyperliquid: Blockchain and Decentralized Exchange Decentralized, permissionless, and community-driven high performance blockchain built to house all of finance Performant L1 blockchain Custom built and optimized from first principles Decentralized, fully on-chain performant financial system Vertically integrates consensus, execution, and smart contracts unified under one validator set Highly scalable, reliable execution that is fast, liquid, and transparent Seamless Interoperability HyperCore (special purpose) and HyperEVM (general purpose) exist as a shared state, secured by HyperBFT Seamless interoperability allows for boundless innovation catering to a wide range of use cases Decentralized Exchange Built on the Hyperliquid Blockchain Decentralized Trading Fully on-chain orderbook with sub-second execution and deep liquidity Combining speed of execution with on-chain transparency Accessible through Various User Interfaces and Front-Ends Including the Hyperliquid user interface (app.hyperliquid.xyz) User interfaces have no involvement in the execution of transactions Non-Custodial Wallet Access Unique custom-built interdependent blockchain architecture HyperBFT Consensus algorithm Decentralized validators produce blocks proportionally to staked HYPE (proof of stake) Provides the consistency and sub-second transaction finality needed for seamless and rapid trading HyperCore Execution layer The fundamental building blocks and core functionalities (primitives) designed from the ground up Houses the fully transparent on-chain order book and liquidity engine HyperEVM Smart contract layer Allows developers to build more complex applications to interact with the building blocks on HyperCore Turns the Hyperliquid Blockchain into a general purpose and programmable DeFi platform

HYPE: The Hyperliquid Blockchain’s Native Token A versatile foundational asset that powers the decentralized Hyperliquid ecosystem Liquidity Provision HYPE tokens can be deposited into the Hyperliquid Liquidity Provider vault, earning holders a share of trading fees and aligning their interests with network liquidity Fees The HYPE token is used to pay for transactions and advanced operations on the Hyperliquid Blockchain, with deflationary burn provisions in-place Staking Rewards Holders can stake HYPE to earn rewards and secure the Hyperliquid Blockchain, aligning their interests with the platform’s stability, security, and growth Governance Holders participate in decentralized governance, by voting on protocol upgrades, feature enhancements, and other platform decisions

HYPE: Tokenomics HYPE Token Initial Allocation Source: Artemis Analytics, Galaxy Research Maximum supply of ~1 billion HYPE tokens The HYPE token is the native gas token for HyperEVM, with base fees and priority fees being burned for every transaction As of December 2025, transaction fees have burned ~0.09% of HYPE’s total supply Currently, 99% of fees generated by the protocol are allocated to the Assistance Fund, which automatically purchases HYPE tokens from the open market The HYPE tokens acquired by the Assistance Fund are burnt and permanently removed from circulation The fixed total supply and the protocol’s burning mechanisms are generally expected to result in a decline in the supply of HYPE tokens over time, contributing to a deflationary trend Tokenomics

HYPE: Summary of Token Supply

HIP-3: Universal Access to Huge Global Markets Any real-world asset can be turned into a permissionless Perp market Equities Forex Commodities Stock Indices Pre-IPO Prediction Markets $500B - $600B in daily trading volume (underlying) ~$9.6T daily trading volume (derivatives) $1.5T - $2.0T notional equivalent per day $900B - $1T daily trading volume Improved liquidity, speed & ease of access $9.3B monthly betting volume STOCK XXXX Source: Bank for International Settlements, CME Group, Fortune, ICE, World Federation of Exchanges, Dune Analytics

Builder Codes: Ongoing Expansion of Distribution Tens of millions of trading fees generated, attracting new users to Hyperliquid Allows for a permissionless way to connect “front-end” applications to Hyperliquid’s “back-end” and earn fees from the traffic generated Enables trading platforms, on-ramps and social apps, to leverage the Hyperliquid Blockchain as their execution back-end Offers a transparent, open, and permissionless integration process without having to seek approval from a centralized party Source: CoinLaw, Consensys, X Well known platforms with large user bases are already generating tens of millions of quarterly revenue for Hyperliquid ~15M monthly active users ~30M monthly active users